UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

1
 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

WARRIOR MET COAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216
Brookwood	Alabama		35444
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (205) 554-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
1

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2024, the Board of Directors (the “Board”) of Warrior Met Coal, Inc. (the “Company”) approved and adopted an amendment and restatement of the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”), effective on such date. Among other matters, the amendments effected by the Bylaws (i) require that any stockholder soliciting proxies from other stockholders use a proxy card color other than white; (ii) update and clarify the advance notice provisions pertaining to a stockholder’s notice of a director nomination or business proposal and the information sought in connection therewith; (iii) implement proxy access to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s common stock continuously for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director candidates constituting up to 20% of the Board, subject to the satisfaction of certain conditions and requirements as specified in the Bylaws; and (iv) make other administrative, clarifying and conforming changes.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description

3.1	Second Amended and Restated Bylaws of Warrior Met Coal, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: October 25, 2024	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer